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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
MGI PHARMA, Inc.:

We consent to the use of our reports dated February 4, 2000, except as to Note 8 which is as of March 14, 2000, incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus in this Form S-3 registration statement.


                                                 /s/  KPMG LLP

Minneapolis, MN
November 21, 2000